Fair Value Measurements	12 Months Ended
Dec. 31, 2012
Fair Value Disclosures [Abstract]
Fair Value Measurements
Fair Value Measurements
We consider fair value as the exchange price that would be received for an asset or paid to transfer a liability in the principal or most advantageous market in which we would transact business in an orderly transaction on the measurement date. We consider assumptions that market participants would use when pricing the asset or liability, such as inherent risk, transfer restrictions, and risk of nonperformance.
We use observable inputs whenever possible and minimize the use of unobservable inputs when measuring fair value. Observable inputs reflect readily obtainable data from independent sources, while unobservable inputs reflect the Company’s market assumptions. The inputs are then classified into the following hierarchy: (1) Level 1 Inputs—quoted prices in active markets for identical assets and liabilities; (2) Level 2 Inputs—observable market-based inputs other than Level 1 inputs, such as quoted prices for similar assets or liabilities in active markets, quoted prices for similar or identical assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data; (3) Level 3 Inputs—unobservable inputs that are supported by little or no market activity such as certain pricing and discounted cash flow models.
Our financial assets and liabilities consist principally of cash and cash equivalents, accounts payable, accrued liabilities, current and non-current notes payable. Cash and cash equivalents are stated at cost, which approximates fair value. As of December 31, 2012 and 2011, we do not have readily marketable securities that are classified as cash equivalents. Accounts payable and accrued liabilities are carried at cost that approximates fair value due to their expected short maturities. The carrying amount of long-term debt approximates its fair value. As of December 31, 2012, we did not have any financial assets or liabilities for which Level 1 or Level 2 inputs were required to be disclosed.
The fair value of our contingent payments associated with our recent acquisitions is determined based on an internal cash flow model using inputs based on estimates and assumptions developed by us and is remeasured on each reporting date. The rates used to discount net cash flows to their present value were based on our weighted average cost of capital for similar transactions and an assessment of the relative risk inherent in the associated cash flows. The inputs were current as of the measurement date. These inputs tend to be unobservable and, as such, are considered Level 3 in the fair value hierarchy. The contingent payment that may be due in connection with our acquisition of CASEE is our only Level 3 fair value measurement as of December 31, 2012. We agreed to fix the contingent consideration for MIG at $26.0 million, and as such we determined that it no longer requires unobservable inputs. As a result of this change, we have adjusted the impact of the MIG contingent consideration out of the Level 3 table below.
The following table provides a summary of changes in fair value of the contingent payments measured using significant unobservable inputs (Level 3):

Fair Value
(in thousands)
Balance as of January 1, 2010	$41
Additions to contingent payment liability for Mobclix acquisition	5,135
Change in fair value of contingent payment liabilities	4,440
Settlement of contingent payment	(500)
Balance as of December 31, 2010	9,116
Reclassified to deferred consideration (which is not measured at fair value)	(10,290)
Additions to contingent consideration liability for MIG	15,290
Change in fair value of contingent payment liabilities	2,155
Balance as of December 31, 2011	16,271
Change in fair value of contingent consideration liability related to MIG	9,603
MIG deferred consideration no longer measured at fair value	(26,000)
Additions to contingent consideration liability related to CASEE	6,360
Foreign exchange differences	130
Balance as of December 31, 2012	$6,364